                                                                   Exhibit 3.10


                               ARTICLES OF MERGER
                                       OF
                        CIRCLE CREEK AQUACULTURE V, L.P.
                                       AND
                               AQUAPRO CORPORATION



         THESE ARTICLES OF MERGER are executed this 30th day of June 1997, among Circle Creek Aquaculture V, L.P., a Tennessee Limited Partnership, (hereinafter "CCA") and AquaPro Corporation, a Tennessee corporation (hereinafter "AquaPro").

         1. CCA is a Tennessee Limited Partnership organized on January 23, 1992 and its authorized and outstanding partner interests are as follows:

                                                   AMOUNT             AMOUNT
                                                 AUTHORIZED         OUTSTANDING
                                                 ----------         -----------
Limited Partnership interests (the "L.P.           33,705             33,705
Units"), each L.P. Unit requiring an
original capital contribution of $100.

General Partner Interest                              1.0                1.0

         2. AquaPro is a Tennessee corporation organized on January 11, 1981 and its authorized and outstanding shares are as follows:

                                              AUTHORIZED         OUTSTANDING
                                              ----------         -----------
Common Stock (no par value):                  100,000,000         1,332,551

Preferred Stock:                                2,000,000           235,507

         3. CCA shall be merged into AquaPro.

            a. Upon such merger, each outstanding Unit of CCA Limited Partner Interest, other than Limited Partners who elect or otherwise are entitled to receive a 7.15% Note as described below, shall be converted into units of AquaPro's securities as described below (the "AquaPro Units") on the basis of
10.295 Units for each L.P. Unit. Those Limited Partners electing or otherwise entitled to receive a 7.15% Note shall receive a 7.15% in the principal amount of $46.94 for each L.P. Unit.

            b. Each AquaPro Unit is to consist of the following securities of
AquaPro:

         (i.) One share of common stock (no par value) of AquaPro (the "Common
              Stock"); and

        (ii.) One right to purchase one share of Series A Preferred Stock of AquaPro for a price of $9.50, expiring 90 days following the date of its issuance; and

       (iii.) One Warrant for the purchase of one share of Common Stock at a price of $7.50, expiring twelve months from the date of issuance, which is mandatorily convertible into 0.3 share of Common Stock if unexercised upon expiration (or if sooner redeemed by AquaPro); and

       (iv.) One Warrant for the purchase of one share of Common Stock at a price of $9.50, expiring twenty-four months from the date of issuance, which if unexercised upon expiration (or if sooner redeemed by AquaPro) is mandatorily convertible into 0.3 share of Common Stock.

            c. The 7.15% Note shall bear interest at the rate of 7.15% per annum, payable quarterly until December 31, 2003 on which date the entire unpaid balance of principal and interest shall be due and payable. Each 7.15% Note shall be unsecured and shall be convertible at the election of its holder into Common Stock at a price of $10.00 per share.

            d. No Units, 7.15% Notes or other payment shall be made with respect to the General Partner interest in CCA.

         4. The Charter of AquaPro is not amended by the merger.

         5. The conversion of limited partner interests as provided by these Articles of Merger shall occur automatically upon the effective date, without action by the Holders thereof. Each Holder of such limited partner interests thereupon shall surrender his L.P. Unit certificate or certificates to AquaPro, and shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares into which his shares, stock rights and Warrants therefor represented by a certificate or certificates so surrendered shall have been converted as aforesaid.

         6. No fractional Units shall be issued.

         7. Upon such merger, the separate existence of CCA ceases and AquaPro shall succeed without other transfer to all the rights and property of CCA, and shall be subject to all the debts and liabilities thereof in the same manner as if AquaPro had itself incurred them. All rights of creditors and all liens upon the property of each of CCA and AquaPro shall be preserved unimpaired, provided that such liens upon property of either shall be limited to the property affected thereby immediately prior to the time the merger is effective.

         8. After the merger becomes effective, CCA, through the persons who were its General Partner(s) immediately prior to the merger, shall execute or cause to be executed such further assignments, assurances or other documents as may be necessary or desirable to confirm title to properties, assets and rights in AquaPro.

         9. The parties to these Articles of Merger are also parties to that certain Amended Plan and Agreement of Consolidation dated June 30, 1997. The two agreements are intended to be construed together in order to effectuate their purposes. Copies of the two agreements shall be maintained at the offices of

AquaPro, located at 4307 Central Pike, Hermitage, Tennessee 37076, and will be made available to the limited partners of CCA and shareholders of AquaPro, without expense, upon request.

         10. The effective date of the merger is the date upon which a copy of this Agreement is filed with the Secretary of State of Tennessee.


                      JOINT OFFICERS' AND GENERAL PARTNERS'
                              CERTIFICATE OF MERGER
                                       FOR
                         CIRCLE CREEK AQUACULTURE, L.P.

         11. On April 16, 1997, the principal terms of the merger described in these Articles of Merger (the "Merger Agreement") were approved by AquaPro by a vote or written consent of a number of shares of each class which equaled or exceeded the vote required under Chapter 21 of the Tennessee Business Corporation Act for approval of the principal terms of the merger described herein by the outstanding shares of each class of said Corporation.

         12. On June 30, 1997, the principal terms of the merger described in the Merger Agreement were approved by CCA by the vote and written consent of a number of limited partners which equaled or exceeded the vote or written consent required under Section 62-2-211 of the Tennessee Revised Uniform Limited Partnership Act for approval of the principal terms of the merger described herein by the limited partners of each class of partner interests of said limited partnership.

         13. The total number of the outstanding amount of partner interests of each class of CCA entitled to vote on the merger was and is thirty-three thousand seven hundred and five (33,705) L.P. Units and one Circle Creek Aquaculture General Partner interest (the "G.P. Interest").

         14. Each class of partners of CCA entitled to vote on the Merger Agreement, the percentage vote required by each class, and the number and percentage of affirmative votes cast by each class are as follows:


      CLASS                    PERCENTAGE                            PERCENTAGE
       OF                        VOTES              AFFIRMATIVE         VOTES
    INTERESTS                  REQUIRED            VOTES CAST        OBTAINED
    ---------                  ----------           -----------      -----------
Limited Partner                More than 50%          33,128             98.29%
Interests (L.P. Units)

General Partner                More than 50%            1.0                100%
Interests (G.P.
Interest)

         15. The total number of outstanding shares of each class of AquaPro entitled to vote on the merger was and is 1,312,340 shares of Common Stock.

         16. Each class of shares of AquaPro entitled to vote on the Merger Agreement, the percentage vote required by each class, and the number and percentage of affirmative votes cast by each class are as follows:

        CLASS            PERCENTAGE                            PERCENTAGE
          OF                VOTES           AFFIRMATIVE           VOTES
        STOCK             REQUIRED          VOTES CAST          OBTAINED
        -----            ----------         -----------        ----------
        Common           50% plus 1         1,110,734            84.6%


                                                /s/ George S. Hastings, Jr.
                                               --------------------------------
                                               GEORGE S. HASTINGS, JR.
                                               President of AquaPro Corporation


                                                /s/ Patricia G. Hastings
                                               --------------------------------
                                               PATRICIA G. HASTINGS,
                                               Secretary of AquaPro Corporation

         IN WITNESS WHEREOF, the undersigned do hereby certify that the foregoing is true and correct and the undersigned parties have executed this Agreement on the date first stated above.

AQUAPRO CORPORATION,                        CIRCLE CREEK AQUACULTURE V, L.P.
A TENNESSEE CORPORATION                     A TENNESSEE LIMITED PARTNERSHIP

By: /s/ George S. Hastings, Jr.           By: /s/ George S. Hastings, Jr.
    -------------------------------           ---------------------------------
    GEORGE S. HASTINGS, JR.                   GEORGE S. HASTINGS, JR.
    President

 By: /s/ Patricia G. Hastings               By AquaPro Corporation, a Tennessee
     ------------------------------            Corporation
     PATRICIA G. HASTINGS,
     Secretary                            By: /s/ George S. Hastings, Jr.
                                             -----------------------------------
                                              George S. Hastings, Jr., President

                                          By: /s/ Patricia G. Hastings
                                              ----------------------------------
                                              Patricia G. Hastings, Secretary

                               ARTICLES OF MERGER
                                       OF
                        CIRCLE CREEK AQUACULTURE VI, L.P.
                                       AND
                               AQUAPRO CORPORATION



         THESE ARTICLES OF MERGER are executed this 30th day of June 1997, among Circle Creek Aquaculture VI, L.P., a Tennessee Limited Partnership, (hereinafter "CCA") and AquaPro Corporation, a Tennessee corporation (hereinafter "AquaPro").

         1. CCA is a Tennessee Limited Partnership organized on April 22, 1994 and its authorized and outstanding partner interests are as follows:


                                                 AMOUNT              AMOUNT
                                               AUTHORIZED          OUTSTANDING
                                               ----------          -----------
Limited Partnership interests (the "L.P.          10,000             10,000
Units"), each L.P. Unit requiring an
original capital contribution of $100.

General Partner Interest                             1.0                1.0


         2. AquaPro is a Tennessee corporation organized on January 11, 1981 and its authorized and outstanding shares are as follows:

                                              AUTHORIZED        OUTSTANDING
                                              ----------        -----------
Common Stock (no par value):                  100,000,000        1,332,551

Preferred Stock:                                2,000,000          235,507


         3. CCA shall be merged into AquaPro.

            a. Upon such merger, each outstanding Unit of CCA Limited Partner Interest, other than Limited Partners who elect or otherwise are entitled to receive a 7.15% Note as described below, shall be converted into units of AquaPro's securities as described below (the "AquaPro Units") on the basis of
15.79 Units for each L.P. Unit. Those Limited Partners electing or otherwise entitled to receive a 7.15% Note shall receive a 7.15% in the principal amount of $72.00 for each L.P. Unit.

            b. Each AquaPro Unit is to consist of the following securities of AquaPro:

         (i.) One share of common stock (no par value) of AquaPro (the "Common
              Stock"); and

         (ii.) One right to purchase one share of Series A Preferred Stock of AquaPro for a price of $9.50, expiring 90 days following the date of its issuance; and

        (iii.) One Warrant for the purchase of one share of Common Stock at a price of $7.50, expiring twelve months from the date of issuance, which if unexercised upon expiration (or if sooner redeemed by AquaPro) is mandatorily convertible into 0.3 share of Common Stock; and

        (iv.) One Warrant for the purchase of one share of Common Stock at a price of $9.50, expiring twenty-four months from the date of issuance, which if unexercised upon expiration (or if sooner redeemed by AquaPro) is mandatorily convertible into 0.3 share of Common Stock.

                  c. The 7.15% Note shall bear interest at the rate of 7.15% per annum, payable quarterly until December 31, 2003 on which date the entire unpaid balance of principal and interest shall be due and payable. Each 7.15% Note shall be unsecured and shall be convertible at the election of its holder into Common Stock at a price of $10.00 per share.

                  d. No Units, 7.15% Notes or other payment shall be made with respect to the General Partner interest in CCA.

         4. The Charter of AquaPro is not amended by the merger.

         5. The conversion of limited partner interests as provided by these Articles of Merger shall occur automatically upon the effective date, without action by the Holders thereof. Each Holder of such limited partner interests thereupon shall surrender his L.P. Unit certificate or certificates to AquaPro, and shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares into which his shares, stock rights and Warrants therefor represented by a certificate or certificates so surrendered shall have been converted as aforesaid.

         6. No fractional Units shall be issued.

         7. Upon such merger, the separate existence of CCA ceases and AquaPro shall succeed without other transfer to all the rights and property of CCA, and shall be subject to all the debts and liabilities thereof in the same manner as if AquaPro had itself incurred them. All rights of creditors and all liens upon the property of each of CCA and AquaPro shall be preserved unimpaired, provided that such liens upon property of either shall be limited to the property affected thereby immediately prior to the time the merger is effective.

         8. After the merger becomes effective, CCA, through the persons who were its General Partner(s) immediately prior to the merger, shall execute or cause to be executed such further assignments, assurances or other documents as may be necessary or desirable to confirm title to properties, assets and rights in AquaPro.

         9. The parties to these Articles of Merger are also parties to that certain Amended Plan and Agreement of Consolidation dated June 30, 1997. The two agreements are intended to be construed together in order to effectuate their purposes. Copies of the two agreements shall be maintained at the offices of

AquaPro, located at 4307 Central Pike, Hermitage, Tennessee 37076, and will be made available to the limited partners of CCA and shareholders of AquaPro, without expense, upon request.

         10. The effective date of the merger is the date upon which a copy of this Agreement is filed with the Secretary of State of Tennessee.


                      JOINT OFFICERS' AND GENERAL PARTNERS'
                              CERTIFICATE OF MERGER
                                       FOR
                         CIRCLE CREEK AQUACULTURE, L.P.

         11. On April 16, 1997, the principal terms of the merger described in these Articles of Merger (the "Merger Agreement") were approved by AquaPro by a vote or written consent of a number of shares of each class which equaled or exceeded the vote required under Chapter 21 of the Tennessee Business Corporation Act for approval of the principal terms of the merger described herein by the outstanding shares of each class of said Corporation.

         12. On June 30, 1997, the principal terms of the merger described in the Merger Agreement were approved by CCA by the vote and written consent of a number of limited partners which equaled or exceeded the vote or written consent required under Section 62-2-211 of the Tennessee Revised Uniform Limited Partnership Act for approval of the principal terms of the merger described herein by the limited partners of each class of partner interests of said limited partnership.

         13. The total number of the outstanding amount of partner interests of each class of CCA entitled to vote on the merger was and is ten thousand (10,000) L.P. Units and one Circle Creek Aquaculture General Partner interest (the "G.P. Interest").

         14. Each class of partners of CCA entitled to vote on the Merger Agreement, the percentage vote required by each class, and the number and percentage of affirmative votes cast by each class are as follows:

   CLASS                         PERCENTAGE                         PERCENTAGE
    OF                             VOTES            AFFIRMATIVE       VOTES
 INTERESTS                        REQUIRED          VOTES CAST      OBTAINED
 ---------                       ----------         -----------     ----------
Limited Partner                  More than 50%      9,675.27          96.75%
Interests (L.P. Units)

General Partner                  More than 50%        1.0               100%
Interests (G.P.
Interest)



         15. The total number of outstanding shares of each class of AquaPro entitled to vote on the merger was and is 1,312,340 shares of Common Stock.

         16. Each class of shares of AquaPro entitled to vote on the Merger Agreement, the percentage vote required by each class, and the number and percentage of affirmative votes cast by each class are as follows:


    CLASS             PERCENTAGE                                   PERCENTAGE
     OF                 VOTES                 AFFIRMATIVE            VOTES
    STOCK              REQUIRED               VOTES CAST           OBTAINED
    -----             ----------              -----------          ----------
   Common            50% plus 1               1,110,734             84.6%



                                               /s/ George S. Hastings, Jr.
                                               --------------------------------
                                               GEORGE S. HASTINGS, JR.
                                               President of AquaPro Corporation


                                               /s/ Patricia G. Hastings
                                               -------------------------------
                                               PATRICIA G. HASTINGS,
                                               Secretary of AquaPro Corporation

         IN WITNESS WHEREOF, the undersigned do hereby certify that the foregoing is true and correct and the undersigned parties have executed this Agreement on the date first stated above.

AQUAPRO CORPORATION,                      CIRCLE CREEK AQUACULTURE VI, L.P.
A TENNESSEE CORPORATION                   A TENNESSEE LIMITED PARTNERSHIP

By: /s/ George S. Hastings, Jr.           By: /s/ George S. Hastings, Jr.
    -----------------------------             ----------------------------------
    GEORGE S. HASTINGS, JR.                   GEORGE S. HASTINGS, JR.
    President                                 General Partner

By: /s/ Patricia G. Hastings                 By AquaPro Corporation, a Tennessee
    ----------------------------                Corporation
    PATRICIA G. HASTINGS,
    Secretary                             By: /s/ George S. Hastings, Jr.
                                              ----------------------------------
                                              George S. Hastings, Jr., President

                                          By: /s/ Patricia G. Hastings
                                              ---------------------------------
                                              Patricia G. Hastings, Secretary

                               ARTICLES OF MERGER
                                       OF
                       CIRCLE CREEK AQUACULTURE VII, L.P.
                                       AND
                               AQUAPRO CORPORATION



         THESE ARTICLES OF MERGER are executed this 30th day of June 1997, among Circle Creek Aquaculture VII, L.P., a Tennessee Limited Partnership, (hereinafter "CCA") and AquaPro Corporation, a Tennessee corporation (hereinafter "AquaPro").

         1. CCA is a Tennessee Limited Partnership organized on December 14, 1994 and its authorized and outstanding partner interests are as follows:

                                                 AMOUNT           AMOUNT
                                               AUTHORIZED       OUTSTANDING
                                               ----------       -----------
Limited Partnership interests (the "L.P.
Units"), each L.P. Unit requiring an
original capital contribution of $100.          10,607            10,607

General Partner Interest                         1.0               1.0


         2. AquaPro is a Tennessee corporation organized on January 11, 1981 and its authorized and outstanding shares are as follows:


                                          AUTHORIZED       OUTSTANDING
                                          ----------       -----------
Common Stock (no par value):              100,000,000       1,332,551

Preferred Stock:                            2,000,000         235,507

         3. CCA shall be merged into AquaPro.

            a. Upon such merger, each outstanding Unit of CCA Limited Partner Interest, other than Limited Partners who elect or otherwise are entitled to receive a 7.15% Note as described below, shall be converted into units of AquaPro's securities as described below (the "AquaPro Units") on the basis of
10.325 Units for each L.P. Unit. Those Limited Partners electing or otherwise entitled to receive a 7.15% Note shall receive a 7.15% in the principal amount of $47.08 for each L.P. Unit.

            b. Each AquaPro Unit is to consist of the following securities of
AquaPro:

                     (i) One share of common stock (no par value) of AquaPro
             (the "Common Stock"); and

                     (ii) One right to purchase one share of Series A Preferred
             Stock of AquaPro for a price of $9.50, expiring 90 days following the date of its issuance; and

                    (iii) One Warrant for the purchase of one share of Common
             Stock at a price of $7.50, expiring twelve months from the date of issuance, which if unexercised upon expiration (or if sooner redeemed by AquaPro) is mandatorily convertible into 0.3 share of Common Stock; and

                     (iv) One Warrant for the purchase of one share of Common
             Stock at a price of $9.50, expiring twenty-four months from the date of issuance, which if unexercised upon expiration (or if sooner redeemed by AquaPro) is mandatorily convertible into 0.3 share of Common Stock.

            c. The 7.15% Note shall bear interest at the rate of 7.15% per annum, payable quarterly until December 31, 2003 on which date the entire unpaid balance of principal and interest shall be due and payable. Each 7.15% Note shall be unsecured and shall be convertible at the election of its holder into Common Stock at a price of $10.00 per share.

            d. No Units, 7.15% Notes or other payment shall be made with respect to the General Partner interest in CCA.

         4. The Charter of AquaPro is not amended by the merger.

         5. The conversion of limited partner interests as provided by these Articles of Merger shall occur automatically upon the effective date, without action by the Holders thereof. Each Holder of such limited partner interests thereupon shall surrender his L.P. Unit certificate or certificates to AquaPro, and shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares into which his shares, stock rights and Warrants therefor represented by a certificate or certificates so surrendered shall have been converted as aforesaid.

         6. No fractional Units shall be issued.

         7. Upon such merger, the separate existence of CCA ceases and AquaPro shall succeed without other transfer to all the rights and property of CCA, and shall be subject to all the debts and liabilities thereof in the same manner as if AquaPro had itself incurred them. All rights of creditors and all liens upon the property of each of CCA and AquaPro shall be preserved unimpaired, provided that such liens upon property of either shall be limited to the property affected thereby immediately prior to the time the merger is effective.

         8. After the merger becomes effective, CCA, through the persons who were its General Partner(s) immediately prior to the merger, shall execute or cause to be executed such further assignments, assurances or other documents as may be necessary or desirable to confirm title to properties, assets and rights in AquaPro.

         9. The parties to these Articles of Merger are also parties to that certain Amended Plan and Agreement of Consolidation dated June 30, 1997. The two agreements are intended to be construed together in order to effectuate their purposes. Copies of the two agreements shall be maintained at the offices of AquaPro, located at 4307 Central Pike, Hermitage, Tennessee 37076, and will be made available to the limited partners of CCA and shareholders of AquaPro, without expense, upon request.

         10. The effective date of the merger is the date upon which a copy of this Agreement is filed with the Secretary of State of Tennessee.


                      JOINT OFFICERS' AND GENERAL PARTNERS'

                              CERTIFICATE OF MERGER

                                       FOR

                         CIRCLE CREEK AQUACULTURE, L.P.

         11. On April 16, 1997, the principal terms of the merger described in these Articles of Merger (the "Merger Agreement") were approved by AquaPro by a vote or written consent of a number of shares of each class which equaled or exceeded the vote required under Chapter 21 of the Tennessee Business Corporation Act for approval of the principal terms of the merger described herein by the outstanding shares of each class of said Corporation.

         12. On June 30, 1997, the principal terms of the merger described in the Merger Agreement were approved by CCA by the vote and written consent of a number of limited partners which equaled or exceeded the vote or written consent required under Section 62-2-211 of the Tennessee Revised Uniform Limited Partnership Act for approval of the principal terms of the merger described herein by the limited partners of each class of partner interests of said limited partnership.

         13. The total number of the outstanding amount of partner interests of each class of CCA entitled to vote on the merger was and is ten thousand six hundred and seven (10,607) L.P. Units and one Circle Creek Aquaculture General Partner interest (the "G.P. Interest").

         14. Each class of partners of CCA entitled to vote on the Merger Agreement, the percentage vote required by each class, and the number and percentage of affirmative votes cast by each class are as follows:


    CLASS                        PERCENTAGE                         PERCENTAGE
     OF                            VOTES            AFFIRMATIVE       VOTES
  INTERESTS                       REQUIRED          VOTES CAST       OBTAINED
  ---------                      ----------         -----------     ----------
Limited Partner                 More than 50%         10,607         100%
Interests (L.P. Units)

General Partner                 More than 50%           1.0          100%
Interests (G.P.
Interest)

         15. The total number of outstanding shares of each class of AquaPro entitled to vote on the merger was and is 1,312,340 shares of Common Stock.

         16. Each class of shares of AquaPro entitled to vote on the Merger Agreement, the percentage vote required by each class, and the number and percentage of affirmative votes cast by each class are as follows:

          CLASS           PERCENTAGE                             PERCENTAGE
            OF               VOTES            AFFIRMATIVE          VOTES
          STOCK            REQUIRED           VOTES CAST          OBTAINED
          -----           ----------          -----------        -----------
          Common          50% plus 1           1,110,734           84.6%



                                               /s/ George S. Hastings, Jr.
                                               --------------------------------
                                               GEORGE S. HASTINGS, JR.
                                               President of AquaPro Corporation


                                              /s/ Patricia G. Hastings
                                              ---------------------------------
                                              PATRICIA G. HASTINGS,
                                              Secretary of AquaPro Corporation

         IN WITNESS WHEREOF, the undersigned do hereby certify that the foregoing is true and correct and the undersigned parties have executed this Agreement on the date first stated above.

AQUAPRO CORPORATION,                     CIRCLE CREEK AQUACULTURE VII, L.P.
A TENNESSEE CORPORATION                  A TENNESSEE LIMITED PARTNERSHIP


By: /s/ George S. Hastings, Jr.           By: /s/ George S. Hastings, Jr.
   --------------------------------           ------------------------------
   GEORGE S. HASTINGS, JR.                    GEORGE S. HASTINGS, JR.
   President                                  General Partner


By: /s/ Patricia G. Hastings                By AquaPro Corporation, a Tennessee
    -------------------------------            Corporation
    PATRICIA G. HASTINGS,
    Secretary                             By: /s/ George S. Hastings, Jr.
                                              ---------------------------------
                                             George S. Hastings, Jr., President



                                          By: /s/ Patricia G. Hastings
                                              ---------------------------------
                                              Patricia G. Hastings, Secretary

                               ARTICLES OF MERGER
                                       OF
                       CIRCLE CREEK AQUACULTURE VIII, L.P.
                                       AND
                               AQUAPRO CORPORATION



         THESE ARTICLES OF MERGER are executed this 30th day of June 1997, among Circle Creek Aquaculture VIII, L.P., a Tennessee Limited Partnership, (hereinafter "CCA") and AquaPro Corporation, a Tennessee corporation (hereinafter "AquaPro").

         1. CCA is a Tennessee Limited Partnership organized on December 19, 1994 and its authorized and outstanding partner interests are as follows:


                                                 AMOUNT         AMOUNT
                                               AUTHORIZED     OUTSTANDING
                                               ----------     ------------
Limited Partnership interests (the "L.P.         9,050           9,050
Units"), each L.P. Unit requiring an
original capital contribution of $100

General Partner Interest                          1.0             1.0


         2. AquaPro is a Tennessee corporation organized on January 11, 1981 and its authorized and outstanding shares are as follows:


                                              AUTHORIZED        OUTSTANDING
                                              ----------        -----------
Common Stock (no par value):                  100,000,000        1,332,551

Preferred Stock:                                2,000,000          235,507


         3. CCA shall be merged into AquaPro.

             a. Upon such merger, each outstanding Unit of CCA Limited Partner Interest, other than Limited Partners who elect or otherwise are entitled to receive a 7.15% Note as described below, shall be converted into units of AquaPro's securities as described below (the "AquaPro Units") on the basis of
11.914 Units for each L.P. Unit. Those Limited Partners electing or otherwise entitled to receive a 7.15% Note shall receive a 7.15% in the principal amount of $54.32 for each L.P. Unit.

             b. Each AquaPro Unit is to consist of the following securities of
AquaPro:

               (i) One share of common stock (no par value) of AquaPro (the "Common Stock"); and

               (ii) One right to purchase one share of Series A Preferred Stock of AquaPro for a price of $9.50, expiring 90 days following the date of its issuance; and

               (iii) One Warrant for the purchase of one share of Common Stock at a price of $7.50, expiring twelve months from the date of issuance, which if unexercised upon expiration (or if sooner redeemed by AquaPro) is mandatorily convertible into 0.3 share of Common Stock; and

               (iv) One Warrant for the purchase of one share of Common Stock at a price of $9.50, expiring twenty-four months from the date of issuance, which if unexercised upon expiration (or if sooner redeemed by AquaPro) is mandatorily convertible into 0.3 share of Common Stock.

          c. The 7.15% Note shall bear interest at the rate of 7.15% per annum, payable quarterly until December 31, 2003 on which date the entire unpaid balance of principal and interest shall be due and payable. Each 7.15% Note shall be unsecured and shall be convertible at the election of its holder into Common Stock at a price of $10.00 per share.

          d. No Units, 7.15% Notes or other payment shall be made with respect to the General Partner interest in CCA.

       4. The Charter of AquaPro is not amended by the merger.

       5. The conversion of limited partner interests as provided by these Articles of Merger shall occur automatically upon the effective date, without action by the Holders thereof. Each Holder of such limited partner interests thereupon shall surrender his L.P. Unit certificate or certificates to AquaPro, and shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares into which his shares, stock rights and Warrants therefor represented by a certificate or certificates so surrendered shall have been converted as aforesaid.

       6. No fractional Units shall be issued.

       7. Upon such merger, the separate existence of CCA ceases and AquaPro shall succeed without other transfer to all the rights and property of CCA, and shall be subject to all the debts and liabilities thereof in the same manner as if AquaPro had itself incurred them. All rights of creditors and all liens upon the property of each of CCA and AquaPro shall be preserved unimpaired, provided that such liens upon property of either shall be limited to the property affected thereby immediately prior to the time the merger is effective.

       8. After the merger becomes effective, CCA, through the persons who were its General Partner(s) immediately prior to the merger, shall execute or cause to be executed such further assignments, assurances or other documents as may be necessary or desirable to confirm title to properties, assets and rights in AquaPro.

       9. The parties to these Articles of Merger are also parties to that certain Amended Plan and Agreement of Consolidation dated June 30, 1997. The two agreements are intended to be construed together in order to effectuate their purposes. Copies of the two agreements shall be maintained at the offices of AquaPro, located at 4307 Central Pike, Hermitage, Tennessee 37076, and will be made available to the limited partners of CCA and shareholders of AquaPro, without expense, upon request.

       10. The effective date of the merger is the date upon which a copy of this Agreement is filed with the Secretary of State of Tennessee.


                      JOINT OFFICERS' AND GENERAL PARTNERS'
                              CERTIFICATE OF MERGER
                                       FOR
                         CIRCLE CREEK AQUACULTURE, L.P.

       11. On April 16, 1997, the principal terms of the merger described in these Articles of Merger (the "Merger Agreement") were approved by AquaPro by a vote or written consent of a number of shares of each class which equaled or exceeded the vote required under Chapter 21 of the Tennessee Business Corporation Act for approval of the principal terms of the merger described herein by the outstanding shares of each class of said Corporation.

       12. On June 30, 1997, the principal terms of the merger described in the Merger Agreement were approved by CCA by the vote and written consent of a number of limited partners which equaled or exceeded the vote or written consent required under Section 62-2-211 of the Tennessee Revised Uniform Limited Partnership Act for approval of the principal terms of the merger described herein by the limited partners of each class of partner interests of said limited partnership.

       13. The total number of the outstanding amount of partner interests of each class of CCA entitled to vote on the merger was and is nine thousand and fifty (9,050) L.P. Units and one Circle Creek Aquaculture General Partner interest (the "G.P. Interest").

       14. Each class of partners of CCA entitled to vote on the Merger Agreement, the percentage vote required by each class, and the number and percentage of affirmative votes cast by each class are as follows:

CLASS                           PERCENTAGE                         PERCENTAGE
 OF                               VOTES            AFFIRMATIVE       VOTES
STOCK                            REQUIRED          VOTES CAST       OBTAINED
-----                           ----------         -----------     -----------
Limited Partner                More than 50%         8,895          98.29%
Interests (L.P. Units)

General Partner                More than 50%          1.0             100%
Interests (G.P.
Interest)


       15. The total number of outstanding shares of each class of AquaPro entitled to vote on the merger was and is 1,312,340 shares of Common Stock.

       16. Each class of shares of AquaPro entitled to vote on the Merger Agreement, the percentage vote required by each class, and the number and percentage of affirmative votes cast by each class are as follows:


         CLASS           PERCENTAGE                             PERCENTAGE
          OF                VOTES            AFFIRMATIVE           VOTES
         STOCK            REQUIRED           VOTES CAST          OBTAINED
         -----           ----------          -----------        ----------
         Common          50% plus 1          1,110,734            84.6%


                                                /s/ George S. Hastings, Jr.
                                               --------------------------------
                                               GEORGE S. HASTINGS, JR.
                                               President of AquaPro Corporation


                                               /s/ Patricia G. Hastings
                                              ---------------------------------
                                              PATRICIA G. HASTINGS,
                                              Secretary of AquaPro Corporation

         IN WITNESS WHEREOF, the undersigned do hereby certify that the foregoing is true and correct and the undersigned parties have executed this Agreement on the date first stated above.

AQUAPRO CORPORATION,                     CIRCLE CREEK AQUACULTURE VIII, L.P.
A TENNESSEE CORPORATION                  A TENNESSEE LIMITED PARTNERSHIP

By: /s/ George S. Hastings, Jr.          By: /s/ George S. Hastings, Jr.
    ------------------------------           ----------------------------------
    GEORGE S. HASTINGS, JR.                  GEORGE S. HASTINGS, JR.
    President                                General Partner


By:  /s/ Patricia G. Hastings               By AquaPro Corporation, a Tennessee
     -----------------------------             Corporation
     PATRICIA G. HASTINGS,
     Secretary                           By: /s/ George S. Hastings, Jr.
                                             ----------------------------------
                                             George S. Hastings, Jr., President


                                         By: /s/ Patricia G. Hastings
                                            -----------------------------------
                                            Patricia G. Hastings, Secretary